Income taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income taxes

Note 16 – Income taxes

For the three months ended March 31, 2024 and March 31, 2023, the Company recorded income tax provision of less than $0.1 million. For the three months ended March 31, 2024 and 2023, the Company’s effective tax rate was less than 1%, respectively. The Company’s effective tax rate differs from the U.S. federal statutory rate of 21% primarily because the Company’s losses have been fully offset by a valuation allowance due to uncertainty of realizing the tax benefit of net operating losses (“NOLs”) for the three months ended March 31, 2024 and March 31, 2023.

Note 15 – Income taxes

For the year ended December 31, 2023, the Company recorded income tax expense of less than $0.1 million. For the year ended December 31, 2022, the Company recorded income tax benefit of less than $0.1 million. For the years ended December 31, 2023 and 2022, the Company’s effective tax rate was 0%. The Company’s effective tax rate differs from the U.S. federal statutory rate of 21% primarily because the Company’s losses have been fully offset by a valuation allowance due to uncertainty of realizing the tax benefit of net operating losses (“NOLs”) for the years ended December 31, 2023 and 2022.

The following table is a reconciliation of the components that caused the Company’s provision for income taxes to differ from amounts computed by applying the U.S. federal statutory rate of 21% (in thousands):

	Years Ended December 31,
	2023		2022
Statutory U.S. Federal income tax	$(4,782)	21.0%	$(8,260)	21.0%
State income taxes, net	(309)	1.3%	(167)	0.4%
Meals and entertainment	5	—%	—	—%
Change in valuation allowance	5,031	(22.1)%	5,384	(13.7)%
Goodwill impairment	—	—%	3,802	(9.7)%
Warrant valuation	50	(0.2)%	—	—%
Tax effect of non-deductible equity instruments	—	—%	—	0.1%
Return to provision adjustment	5	—%	(5)	—%
Other	2	—%	(772)	2.0%
Total provision	$2	0.0%	$(18)	0.1%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2023	2022
Deferred income tax assets:
Net operating loss carryforwards	$21,662	$19,182
ROU assets	28	42
Share-based compensation	5,320	5,251
Inventory	68	157
Other assets	2,508	2,306
Gross deferred tax assets	29,586	26,938
Valuation allowance	(29,509)	(24,479)
Net deferred tax assets	$77	$2,459
Deferred income tax liabilities:
Fixed assets	(50)	(86)
Operating lease liabilities	(27)	(41)
Intangibles	—	(2,332)
Deferred tax liabilities, net of valuation allowance	$—	$—

As of December 31, 2023, the Company had a deferred tax asset (before valuation allowance) recorded on gross federal and state net operating loss carryforwards of approximately $89.7 million and $59.3 million, respectively. The net operating losses will begin to expire in 2026.

The Internal Revenue Code, as amended (“IRC”), imposes restrictions on the utilization of NOLs and other tax attributes in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use pre-change NOLs may be limited as prescribed under IRC Section 382. Events which may cause limitation in the amount of the NOLs and credits that can be utilized annually include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period.

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets in the future. A significant piece of objective negative evidence evaluated was the cumulative loss incurred through the years ended December 31, 2023 and 2022. Such objective evidence limits the ability to consider other subjective positive evidence such as current year taxable income and future income projections. On the basis of this evaluation, as of December 31, 2023, a valuation allowance of $(29.5) million was recorded since it is more likely than not that the deferred tax assets will not be realized.

Changes in valuation allowance are as follows (in thousands):

	Years Ended December 31,
	2023	2022
Valuation allowance, at beginning of year	$24,479	$19,095
Increase in valuation allowance	5,030	5,384
Valuation allowance, at end of year	$29,509	$24,479

As of December 31, 2023 and 2022, the Company does not have any significant uncertain tax positions and as of December 31, 2023 and 2022, the Company had no accrued interest and penalties related to uncertain income tax positions. The Company does not anticipate that the amount of unrecognized tax benefits will significantly increase or decrease within the next twelve months. If incurred, the Company would classify interest and penalties on uncertain tax positions as income tax expense.

The Company is subject to taxation in the U.S. federal and various state jurisdictions. The Company is not currently under audit by any taxing authorities. The Company remains open to examination by tax jurisdictions for tax years beginning with the 2020 tax year for federal and 2018 for states. Federal and state net operating losses are subject to review by taxing authorities in the year utilized and future years.